MARKETABLE SECURITIES (Schedue of Fair Value of Available-For-Sale Marketable Securities) (Details) - USD ($) $ in Thousands	Jun. 30, 2021	Dec. 31, 2020
Amortized cost
Due within one year	$ 26,263	$ 19,585
Due between one and two years	16,608	22,701
Amortized cost	42,871	42,286
Fair value
Due within one year	26,250	19,586
Due between one and two years	16,603	22,705
Total Fair value	$ 42,853	$ 42,291